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                                                                    Exhibit 10.4

                             ASSIGNMENT OF CONTRACT

     THIS ASSIGNMENT OF CONTRACT (the "Assignment") is made as of the 9th day of March 2007 by Triple Net Properties, LLC, a Virginia limited liability company ("Assignor") to NNN 4101 Interwood, LLC, a Delaware limited liability company ("Assignee").

RECITALS

     Assignor and NNN VF Interwood, LP, a Texas limited partnership, entered into that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated as of January 10, 2007 (the "Contract") with respect to certain property known as Offices at Interwood, Harris County, Texas, as more particularly described in the Contract. Assignor desires to assign all of its rights, title and interest in and to the Contract to Assignee.

AGREEMENT

     FOR and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns all of its rights, title and interest in and to the Contract to Assignee.

     Assignee by its execution of this Assignment hereby assumes all of Assignor's obligations under the Contract.

     WITNESS the following signatures:

     ASSIGNOR:                          Triple Net Properties, LLC,
                                        a Virginia limited liability company


                                        By: /s/ Andrea R. Biller
                                            ------------------------------------
                                        Name: Andrea R. Biller
                                        Title: Executive VP


     ASSIGNEE:                          NNN 4101 Interwood, LLC,
                                        a Delaware limited liability company

                                        By: Triple Net Properties, LLC,
                                            a Virginia limited liability company

                                        Its: Manager


                                        By: /s/ Andrea R. Biller
                                            ------------------------------------
                                        Name: Andrea R. Biller
                                        Title: Executive VP